EXHIBIT 4.1

                                GOLDEN BEAR LOGO

NUMBER                        GOLDEN BEAR GOLF, INC.                    SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                            CUSIP NUMBER


THIS CERTIFIES THAT





is the owner of

FULLY-PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE, OF

GOLDEN BEAR GOLF, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrende4r of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the By-Laws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder4 of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              GOLDEN BEAR GOLF, INC
                                 CORPORATE SEAL
                                      1996
                                    FLORIDA
               SECRETARY                                    PRESIDENT

                                             [LANDSCAPED]

                                       COUNTERSIGNED AND REGISTERED
                                       FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA
                                            (CHARLOTTE, N.C.)
                                                 TRANSFER AGENT AND REGISTRAR

                                                   AUTHORIZED SIGNATURE

                               (SEE REVERSE SIDE)

                             GOLDEN BEAR GOLF INC.

     THE CORPORATION WILL FURNISH TO EACH SHAREHOLDER UPON REQUEST AND WITHOUT SHARE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS PREFERENCES AND LIMITATIONS OF OTHER SERIES.
                            -----------------------

     The following abbreviations when used in the inscription on the fact of this Certificate, shall be construed as though they were written out in full according to applicable laws of regulations.

TEN COM - AS TENANTS IN COMMON     UNIF GIFT MIN ACT - ______ CUSTODIAN_______
TEN ENT - AS TENANTS BY THE                            (CUST)           (MINOR)
          ENTIRETIES                             UNDER UNIFORM GIFTS TO MINORS
JT TEN - AS JOINT TENANTS WITH RIGHTS            ACT _________________
         OF SURVIVORSHIP AND NOT AS                      (STATE)
         TENANTS IN COMMON

    ADDITIONAL abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

- --------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OR ASSIGNEE

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ---------------------------------------------------------------------- SHARES
OF THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

- --------------------------------------------------------------------, ATTORNEY,
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE CORPORATION WITH FULL POWER OF SUBSTITUTION.


DATED ___________________________________


            ___________________________________________________________________
            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED:

________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSITITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.